As filed with the Securities and Exchange Commission on August 4, 2003

Registration No. 333-________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas California (Address of principal executive offices)	91302 (Zip Code)

Countrywide Financial Corporation
Global Stock Plan
(Full title of the Plan)

Sandor E. Samuels, Chief Legal Officer
4500 Park Granada
Calabasas, CA 91302
(Name and address of agent for service)

(818) 225-3505
(Telephone Number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

============================ =================== ======================= ====================== ======================

 Title of Securities to be      Amount to be        Proposed Maximum       Proposed Maximum           Amount of
        Registered              Registered(1)        Offering Price Per     Aggregate Offering      Registration Fee
                                                         Share                 Price(2)

---------------------------- ------------------- ----------------------- ---------------------- ----------------------

       Common Stock           1,000,000 shares           $65.75               $65,750,000              $5,320
$.05 par value per share(3)

---------------------------- ------------------- ----------------------- ---------------------- ----------------------
[1] Includes an indeterminate number of additional shares as may be required as the result of any future stock split, stock dividend or similar adjustment of the Registrant’s Common Stock.

[2] Estimated solely for purposes of calculating the registration fee. Pursuant to Rule 457(h) of the Securities Act of 1933, the proposed maximum offering price per share is based on the average high and low prices of the Common Stock as reported by the New York Stock Exchange on August 1, 2003.

[3] The Common Stock includes Preferred Stock Purchase Rights (the “Rights”). The Rights will be associated and trade with the Common Stock. The value, if any, of the Rights will be reflected in the market price of the Common Stock.

Explanatory Note

        Pursuant to general instruction E to Form S-8 under the Securities Act of 1933, as amended, this Registration Statement relates to the amendment of the Global Stock Plan to increase the number of shares of the Registrant’s common stock available for issuance thereunder from 500,000 to 1,500,000 (an increase of 1,000,000 shares).

        The contents of the Registrant’s Registration Statement on Form S-8 (File No. 333-87417) filed with the Securities and Exchange Commission on September 20, 1999 are incorporated by reference herein.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits

Exhibit
Number               Description

4.1                  Countrywide Credit Industries, Inc. 1999 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.6 to the Registrant's Registration Statement on Form S-8 dated September
                     20, 1999)

4.1.1                Amendment One to Countrywide Financial Corporation Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.71 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002)

4.1.2                Amendment Two to Countrywide Financial Corporation Global Stock Plan

4.2                  Specimen Certificate of Countrywide Credit Industries, Inc.'s Common Stock (incorporated by reference to Exhibit 4.2 to the Registrant's Current Report on Form 8-K dated February 6, 1987)

4.2.1                Specimen Certificate of Countrywide Financial Corporation's Common Stock (incorporated by reference to Exhibit 4.2.1 to the Registrant's Registration Statement on Form S-8 dated June
                     27, 2003)

4.3                  Certificate of Amendment of Restated Certificate of Incorporation of Countrywide Credit
                     Industries, Inc. (incorporated by reference to Exhibit 4.1 to the Registrant's Quarterly Report
                     on Form 10-Q for the quarter ended August 31, 1987)

4.3.1                Restated Certificate of Incorporation of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended August 31, 1987)

4.3.2                Certificate of Amendment of Certificate of Incorporation of Countrywide Credit Industries,
                     Inc., as reported under Item 4, Submission of Matters to a Vote of Security Holders, in
                     Countrywide Credit Industries, Inc.'s Quarterly Report on Form 10-Q dated May 31, 1992
                     (incorporated by reference to Exhibit 3.2.1 to the Registrant's Registration Statement on Form
                     S-3 dated October 31, 2001)

4.3.3                Certificate of Change of Location of Registered Office and of Registered Agent of Countrywide
                     Credit Industries, Inc., dated January 19, 1993 (incorporated by reference to Exhibit 3.2.2 to the Registrant's Registration Statement on Form S-3 dated October 31, 2001)

4.3.4                Certificate of Ownership and Merger of CW Merger Corp., a Delaware corporation into the
                     Registrant, dated November 7, 2002 (incorporated by reference to Exhibit 3.10 to the
                     Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002)

4.5                  Bylaws of Countrywide Credit Industries, Inc., as amended and restated (incorporated by reference to the Registrant's Current Report on Form 8-K dated February 10, 1988)

4.5.1                Amendment to Bylaws of Countrywide Credit Industries, Inc., dated January 28, 1998
                     (incorporated by reference to Exhibit 3.3.1 to the Registrant's Annual Report on Form 10-K for
                     the fiscal year ended February 28, 1998)

4.5.2                Amendment to Bylaws of Countrywide Credit Industries, Inc., dated February 3, 1998
                     (incorporated by reference to Exhibit 3.3.1 to the Registrant's Annual Report on Form 10-K for
                     the fiscal year ended February 28, 1998)

4.5.3                Amendment to Bylaws of Countrywide Credit Industries, Inc., dated March 24, 2000 (incorporated by reference to Exhibit 3.3.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended February 29, 2000)

4.5.4                Amendment to Bylaws of Countrywide Credit Industries, Inc., dated September 28, 2000
                     (incorporated by reference to Exhibit 3.3.4 to the Registrant's Quarterly Report on Form 10-Q
                     for the quarter ended August 31, 2000)

4.6                  Rights Agreement, dated as of February 10, 1988, between Countrywide Credit Industries, Inc.
                     and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 4 to the
                     Registrant's Form 8-A filed on February 12, 1988)

4.7                  Amendment No. 1 to Rights Agreement, dated as of March 24, 1992, between Countrywide Credit
                     Industries, Inc. and Bank of America NT & SA, as Rights Agent (incorporated by reference to
                     Exhibit 1 to the Registrant's Form 8 filed on March 27, 1992)

4.8                  Amendment No. 2 to Rights Agreement, dated as of February 10, 1995, between Countrywide Credit
                     Industries, Inc. and The Bank of New York, as Successor Rights Agent (incorporated by reference to Exhibit 4.1.2 to the Registrant's Registration Statement on Form S-3 dated October 31, 2001)

4.9                  Amended and Restated Rights Agreement, dated as of November 27, 2001, between Countrywide
                     Credit Industries, Inc. and The Bank of New York, as Rights Agent (incorporated by reference to
                     Exhibit 1 to the Registrant's Form 8-A/A filed on December 10, 2001)

5.1                  Opinion of Sandor E. Samuels, Chief Legal Officer of Countrywide Financial Corporation, as to
                     the legality of securities being registered

23.1                 Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2                 Consent of Counsel (included in Opinion filed as Exhibit 5.1)

24.1                 Power of Attorney (included on signature pages filed herewith)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Countrywide Financial Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas, State of California, on the 4th day of August 2003.

COUNTRYWIDE FINANCIAL CORPORATION By: /S/ ANGELO R. MOZILO Angelo R. Mozilo Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Angelo R. Mozilo, Stanford L. Kurland, Thomas K. McLaughlin, Laura Milleman and Sandor E. Samuels, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and any registration statement related to the offering contemplated by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    Signature                                         Title                              Date
                    ---------                                         -----                              ----
              /S/ ANGELO R. MOZILO                     Chairman of the Board of                   August 4, 2003
--------------------------------------------------
                Angelo R. Mozilo                       Directors, Chief Executive Officer
                                                       and President (Principal Executive
                                                       Officer); Director
            /S/ THOMAS K. MCLAUGHLIN                   Senior Managing Director and               August 4, 2003
--------------------------------------------------
              Thomas K. McLaughlin                     Chief Financial Officer (Principal
                                                       Financial Officer)
               /S/ LAURA MILLEMAN                      Managing Director and Chief                August 4, 2003
--------------------------------------------------
                 Laura Milleman                        Accounting Officer (Principal
                                                       Accounting Officer)

              /S/ HENRY G. CISNEROS                    Director                                   August 4, 2003
--------------------------------------------------
                Henry G. Cisneros

             /S/ JEFFREY M. CUNNINGHAM                 Director                                   August 4, 2003
--------------------------------------------------
              Jeffrey M. Cunningham

              /S/ ROBERT J. DONATO                     Director                                   August 4, 2003
--------------------------------------------------
                Robert J. Donato

            /S/ MICHAEL E. DOUGHERTY                   Director                                   August 4, 2003
--------------------------------------------------
              Michael E. Dougherty

                 /S/ BEN M. ENIS                       Director                                   August 4, 2003
--------------------------------------------------
                   Ben M. Enis

                /S/ EDWIN HELLER                       Director                                   August 4, 2003
--------------------------------------------------
                  Edwin Heller

           /S/ GWENDOLYN STEWART KING                  Director                                   August 4, 2003
--------------------------------------------------
             Gwendolyn Stewart King

             /S/ STANFORD L KURLAND                    Executive Managing Director                August 4, 2003
--------------------------------------------------
               Stanford L. Kurland                     and Chief Operating Officer;
                                                       Director

             /S/ OSCAR P. ROBERTSON                    Director                                   August 4, 2003
--------------------------------------------------
               Oscar P. Robertson

              /S/ HARLEY W. SNYDER                     Director                                   August 4, 2003
--------------------------------------------------
                Harley W. Snyder

EXHIBIT INDEX

Exhibit
Number               Description
4.1                  Countrywide Credit Industries, Inc. 1999 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.6 to the Registrant's Registration Statement on Form S-8 dated September
                     20, 1999)

4.1.1                Amendment One to Countrywide Financial Corporation Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.71 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002)

4.1.2*               Amendment Two to Countrywide Financial Corporation Global Stock Plan

4.2                  Specimen Certificate of Countrywide Credit Industries, Inc.'s Common Stock (incorporated by reference to Exhibit 4.2 to the Registrant's Current Report on Form 8-K dated February 6, 1987)

4.2.1                Specimen Certificate of Countrywide Financial Corporation's Common Stock (incorporated by reference to Exhibit 4.2.1 to the Registrant's Registration Statement on Form S-8 dated June
                     27, 2003)

4.3                  Certificate of Amendment of Restated Certificate of Incorporation of Countrywide Credit
                     Industries, Inc. (incorporated by reference to Exhibit 4.1 to the Registrant's Quarterly Report
                     on Form 10-Q for the quarter ended August 31, 1987)

4.3.1                Restated Certificate of Incorporation of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended August 31, 1987)

4.3.2                Certificate of Amendment of Certificate of Incorporation of Countrywide Credit Industries,
                     Inc., as reported under Item 4, Submission of Matters to a Vote of Security Holders, in
                     Countrywide Credit Industries, Inc.'s Quarterly Report on Form 10-Q dated May 31, 1992
                     (incorporated by reference to Exhibit 3.2.1 to the Registrant's Registration Statement on Form
                     S-3 dated October 31, 2001)

4.3.3                Certificate of Change of Location of Registered Office and of Registered Agent of Countrywide
                     Credit Industries, Inc., dated January 19, 1993 (incorporated by reference to Exhibit 3.2.2 to the Registrant's Registration Statement on Form S-3 dated October 31, 2001)

4.3.4                Certificate of Ownership and Merger of CW Merger Corp., a Delaware corporation into the
                     Registrant, dated November 7, 2002 (incorporated by reference to Exhibit 3.10 to the
                     Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002)

4.5                  Bylaws of Countrywide Credit Industries, Inc., as amended and restated (incorporated by reference to the Registrant's Current Report on Form 8-K dated February 10, 1988)

4.5.1                Amendment to Bylaws of Countrywide Credit Industries, Inc., dated January 28, 1998
                     (incorporated by reference to Exhibit 3.3.1 to the Registrant's Annual Report on Form 10-K for
                     the fiscal year ended February 28, 1998)

4.5.2                Amendment to Bylaws of Countrywide Credit Industries, Inc., dated February 3, 1998
                     (incorporated by reference to Exhibit 3.3.1 to the Registrant's Annual Report on Form 10-K for
                     the fiscal year ended February 28, 1998)

4.5.3                Amendment to Bylaws of Countrywide Credit Industries, Inc., dated March 24, 2000 (incorporated by reference to Exhibit 3.3.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended February 29, 2000)

4.5.4                Amendment to Bylaws of Countrywide Credit Industries, Inc., dated September 28, 2000
                     (incorporated by reference to Exhibit 3.3.4 to the Registrant's Quarterly Report on Form 10-Q
                     for the quarter ended August 31, 2000)

4.6                  Rights Agreement, dated as of February 10, 1988, between Countrywide Credit Industries, Inc.
                     and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 4 to the
                     Registrant's Form 8-A filed on February 12, 1988)

4.7                  Amendment No. 1 to Rights Agreement, dated as of March 24, 1992, between Countrywide Credit
                     Industries, Inc. and Bank of America NT & SA, as Rights Agent (incorporated by reference to
                     Exhibit 1 to the Registrant's Form 8 filed on March 27, 1992)

4.8                  Amendment No. 2 to Rights Agreement, dated as of February 10, 1995, between Countrywide Credit
                     Industries, Inc. and The Bank of New York, as Successor Rights Agent (incorporated by reference to Exhibit 4.1.2 to the Registrant's Registration Statement on Form S-3 dated October 31, 2001)

4.9                  Amended and Restated Rights Agreement, dated as of November 27, 2001, between Countrywide
                     Credit Industries, Inc. and The Bank of New York, as Rights Agent (incorporated by reference to
                     Exhibit 1 to the Registrant's Form 8-A/A filed on December 10, 2001)

5.1*                 Opinion of Sandor E. Samuels, Chief Legal Officer of Countrywide Financial Corporation, as to
                     the legality of securities being registered

23.1*                Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2*                Consent of Counsel (included in Opinion filed as Exhibit 5.1)

24.1*                Power of Attorney (included on signature pages filed herewith)
---------------
* Filed herewith